UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007
First Albany Companies Inc.

(Exact name of registrant as specified in its charter)

New York	0-14140	22-2655804
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
677 Broadway, Albany, New York 12207
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (518) 447-8500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Events
On June 22, 2007, First Albany Companies Inc. (the “Company”) issued a press release announcing (i) the Company’s closure of its Fixed Income Middle Markets Group (the “Group”), (ii) the departure of the employees in the Group and (iii) the Company’s sale of the inventory positions managed by the Group. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of First Albany Companies Inc. dated June 22, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ALBANY COMPANIES INC.
By:	/s/ C. Brian Coad
Name: C. Brian Coad
Title: Chief Financial Officer
Date: June 22, 2007